PEAK TrENDS TRUST





Annual Report
December 31, 2000







Trustees
  Donald J. Puglisi, Managing Trustee
  William R. Latham III
  James B. O'Neill



Administrator, Custodian, Transfer Agent and Paying Agent
  The Bank of New York
  101 Barclay Street
  New York, New York 10286

PEAK TrENDS TRUST
Summary Information
--------------------------------------------------------------------------------

Each of the Trust Enhanced Dividend Securities ("TrENDS") of the Peak TrENDS Trust represents the right to receive an annual distribution of $1.418, and will be exchanged on May 15, 2001 for between 0.8696 and 1.0 ordinary share, $0.01 par value per share ("Common Stock") of Peak International Limited (the "Company"). The annual distribution of $1.418 per TrENDS is payable quarterly on each February 15, May 15, August 15 and November 15, commencing August 15, 1998 and ending May 15, 2001. The TrENDS are not subject to redemption.

The Trust was established to purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through May 15, 2001, and a forward purchase contract for Common Stock of the Company (the "Contract") with Luckygold 18A Limited, a company incorporated in the British Virgin Islands, which is a shareholder of the Company (the "Seller"). Mr. T. L. Li, the sole shareholder of the Seller has guaranteed the delivery of the shares of Common Stock covered by the Contract and the maintenance of collateral for the Seller's obligations under the Contract. The trustees of the Trust do not have the power to vary the investments held by the Trust.

The Trust's investment objective is to provide each holder of TrENDS with a quarterly distribution of $0.354 per TrENDS and, on May 15, 2001 (the "Exchange Date"), a number of shares of Common Stock per TrENDS computed as follows: (1) if the average daily closing or last sale price of the Common Stock in the Nasdaq National Market for the 20 trading days immediately preceding the Exchange Date (the "Reference Market Price") is less than $18.1125 but equal to or greater than $15.75, the holder will be entitled to receive a number of shares of Common Stock per TrENDS the value of which, when multiplied by the Reference Market Price, is equal to $15.75; (2) if the Reference Market Price per TrENDS on the Exchange Date is equal to or greater than $18.1125, the holder will be entitled to receive 0.8696 shares of Common Stock per TrENDS; and (3) if the Reference Market Price per TrENDS on the Exchange Date is less than $15.75, the holder will be entitled to receive 1.0 share of Common Stock per TrENDS. The exchange ratios are subject in each case to adjustment upon the occurrence of certain events. Holders will receive a cash adjustment in lieu of any fractional share of Common Stock distributable in respect of their aggregate holdings of TrENDS. Under the Contract, instead of delivering shares of Common Stock, the Seller may elect, not later than 20 trading days prior to the Exchange Date, to pay cash in an amount per TrENDS equal to the Reference Market Price multiplied by the number of shares of Common Stock determined under the above formula. If the Seller should make that election, holders of TrENDS will receive cash instead of shares of Common Stock on the Exchange Date.

PEAK TrENDS TRUST
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                          Page

INDEPENDENT AUDITORS' REPORT                                                1

FINANCIAL STATEMENTS:

   Statement of Net Assets as of December 31, 2000                          2

   Schedule of Investments as of December 31, 2000                          3

   Statement of Operations for the Year Ended December 31, 2000             4

   Statements of Changes in Net Assets for the Years Ended
     December 31, 2000 and 1999                                             5

   Notes to Financial Statements                                           6-8

   Financial Highlights                                                    9-10

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
                                                                        DELOITTE
                                                                        & TOUCHE
INDEPENDENT AUDITORS' REPORT


The Trustees and Shareholders,
PEAK TrENDS TRUST:

We have audited the accompanying statement of net assets, including the schedule of investments, of PEAK TrENDS TRUST as of December 31, 2000, the related statements of operations, changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of PEAK TrENDS TRUST as of December 31, 2000, the result of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

As explained in Note 2, the financial statements of the Trust include securities valued at approximately $28 million and $35 million as of December 31, 2000 and 1999, respectively, representing approximately 88 percent and 76 percent, respectively, of total investments, whose values have been estimated by the the Trustees in the absence of readily ascertainable market values. We have reviewed the procedures used by the Trustees in arriving at its estimate of value of such securities and have inspected underlying documentation, and in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and differences could be material.

/s/ Deloitte & Touche LLP

March 20, 2001

--------
Deloitte
Touche
Tohmatsu
--------

PEAK TrENDS TRUST

STATEMENT OF NET ASSETS
December 31, 2000
---------------------------------------------------------------------------------------


ASSETS

Investments, at value (cost $63,898,251) (Notes 2, 4, and 8)            $    31,847,768

Cash                                                                             16,100
                                                                        ---------------
     Total Assets                                                       $    31,863,868
                                                                        ---------------


NET ASSETS                                                              $    31,863,868
                                                                        ===============


COMPOSITION OF NET ASSETS

TRUST ENHANCED DIVIDEND SECURITIES ("TrENDS") - No par value,
     5,300,000 shares issued and outstanding (Note 9)                   $    63,429,538

UNREALIZED DEPRECIATION OF INVESTMENTS                                      (32,050,483)

UNDISTRIBUTED NET INVESTMENT INCOME                                             484,813
                                                                        ---------------

NET ASSETS                                                              $    31,863,868
                                                                        ===============

NET ASSET VALUE PER TrENDS                                              $          6.01
                                                                        ===============




See notes to financial statements.


PEAK TrENDS TRUST

SCHEDULE OF INVESTMENTS
December 31, 2000
----------------------------------------------------------------------------------------------------


                                          Par        Maturity           Market             Amortized
Securities Description                   Value         Date              Value               Cost
----------------------                   -----         ----              -----               ----

UNITED STATES GOVERNMENT
SECURITIES:

United States Treasury STRIPS     $    1,878,000     02/15/01     $    1,865,154     $    1,865,204
United States Treasury STRIPS          1,878,000     05/15/01          1,839,614          1,840,585
                                  --------------                  --------------     --------------
                                  $    3,756,000                       3,704,768          3,705,789
                                  ==============


FORWARD PURCHASE CONTRACT:
Peak International Limited:                                                                  Cost
                                                                                             ----
   Common Stock
   Forward Purchase Agreement                        05/15/01         28,143,000         60,192,462
                                                                  --------------     --------------
TOTAL                                                             $   31,847,768     $   63,898,251
                                                                  ==============     ==============





See notes to financial statements.

PEAK TrENDS TRUST

STATEMENT OF OPERATIONS
For the year ended December 31, 2000
---------------------------------------------------------------------------------------------


ACCRETION OF ORIGINAL ISSUE DISCOUNT                                           $      396,410


EXPENSES:
     Administrative fees and expenses                         $       38,195
     Legal fees                                                        5,093
     Accounting fees                                                  20,371
     Printing and mailing expense                                     14,599
     Trustees' fees (Note 5)                                          12,223
     Other expense                                                     5,093
                                                              --------------
          Total fees and expenses                                     95,574

EXPENSE REIMBURSEMENT (Note 7)                                       (95,574)
                                                              --------------

Total expenses - net                                                                         --
                                                                               ----------------

Net investment income                                                                   396,410

Net change in unrealized depreciation of investments                                 (6,748,961)
                                                                               ----------------

Net decrease in net assets resulting from operations                           $     (6,352,551)
                                                                               ----------------






See notes to financial statements.


PEAK TrENDS TRUST

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2000 and 1999
-------------------------------------------------------------------------------------------------------------


                                                                         Year Ended               Year Ended
                                                                        December 31,             December 31,
                                                                            2000                     1999
                                                                            ----                     ----

OPERATIONS:
   Net investment income                                               $      396,410           $      770,053
   Change in net unrealized (depreciation)
   appreciation of investments                                             (6,748,961)               1,415,347
                                                                       --------------           --------------
         Net (decrease) increase in net assets
           from operations                                                 (6,352,551)               2,185,400
                                                                       --------------           --------------

DISTRIBUTIONS (Note 3):
   Net investment income                                                     (799,220)                (423,520)
   Return of capital                                                       (6,705,580)              (7,081,280)
                                                                       --------------           --------------

         Net decrease in net assets from distributions                     (7,504,800)              (7,504,800)
                                                                       --------------           --------------

TOTAL DECREASE IN NET ASSETS                                              (13,857,351)              (5,319,400)

NET ASSETS, BEGINNING OF YEAR                                              45,721,219               51,040,619
                                                                       --------------           --------------

NET ASSETS, END OF YEAR                                                $   31,863,868           $   45,721,219
                                                                       ==============           ==============





See notes to financial statements.

PEAK TrENDS TRUST

NOTES TO FINACIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATION

     Peak TrENDS Trust ("Trust") was established on March 24, 1998 and is registered as a non- diversified, closed-end management investment company under the Investment Company Act of 1940 (the "Act"). In June 1998, the Trust sold Trust Enhanced Dividend Securities ("TrENDS") to the public pursuant to a Registration Statement on Form N-2 under the Securities Act of 1933 and the Act. The Trust used the proceeds to purchase a portfolio comprised of stripped U.S. Treasury securities and a forward purchase contract for common stock of Peak International Limited ("PEAK"), a Bermuda corporation, from a shareholder of PEAK (the "Seller"). The stock is deliverable pursuant to the contract on May 15, 2001 and the Trust will thereafter terminate.

     Pursuant to the Administration Agreement between the Trust and The Bank of New York (the "Administrator"), the Trustees have delegated to the Administrator the administrative duties with respect to the Trust.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of the significant accounting policies followed by the Trust, which are in conformity with accounting principles generally accepted in the United States of America.

     VALUATION OF INVESTMENTS - The U.S. Treasury STRIPS are valued at the mean of the bid and ask price at the close of the period. Amortized cost is calculated on a basis using the effective interest method. The forward purchase contract was valued at approximately $28 million and $35 million as of December 31, 2000 and 1999, respectively, representing approximately 88 percent and 76 percent, respectively, of total investments. The values have been estimated by the the Trustees in the absence of readily ascertainable market values. More specifically, the forward purchase contract is valued by the Trustees at the end of each period based on a valuation received from an independent broker-dealer firm unaffiliated with the Trust who is in the business of valuing financial instruments similar to the Contract and with terms comparable thereto.

     INVESTMENT TRANSACTIONS - Securities transactions are accounted for as of the date the securities are purchased and sold (trade date). Interest income is recorded as earned and consists of accrual of discount. Realized gains and losses are accounted for on the specific identification method.

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.   DISTRIBUTIONS

     TrENDS holders are entitled to receive distributions from the maturity of U.S. Treasury STRIPS of $1.418 per annum or $.354 per quarter (except for the first distribution on August 15, 1998 which was $.284).

4.   PURCHASES AND SALES OF INVESTMENTS

     Maturities of U.S. Treasury STRIPS for the year ended December 31, 2000 totaled $7,513,000. Maturities for the year ended December 31, 1999 totaled $7,513,000. There was no sale or purchase of such investments during either period.

5.   TRUSTEES FEES

     Each of the three Trustees was paid a one-time, up-front fee of $10,800 for his services during the life of the Trust. In addition, the Managing Trustee was paid an additional one-time, up-front fee of $3,600 for serving in such capacity. The total fees paid to the Trustees of $36,000 are being expensed over the life of the Trust. As of December 31, 2000, the Trust had expensed $31,492 of such fees.

6.   INCOME TAXES

     The Trust is a grantor trust and is not a taxable entity for federal, state, and local income tax purposes. Such taxes are liabilities of each holder of TrENDS for their pro rata portions of the stripped U.S. Treasury securities and the forward purchase contract. Accordingly, there is no provision for income taxes in the accompanying financial statements.

7.   EXPENSES

     The estimated expenses to be incurred by the Trust in connection with the offering of the TrENDS and its ongoing operations is $734,500. Of this amount, $453,000 represents offering expenses ($433,000) and organizational expenses ($20,000) incurred by the Trust. The organizational expenses are being paid directly by the sponsor of the Trust and the offering expenses are being paid directly by the Seller. The remaining amount of $281,500 represents a prepayment of estimated administrative and other operating expenses. The sponsor of the Trust paid such amount to the Administrator. The Seller will pay expenses incurred in excess of this amount.

     Cash received by the Administrator from the sponsor of the Trust of $281,500 for the payment of administrative and related operating expenses of the Trust has not been included in the Trust's financial statements since the amount does not represent Trust property. At December 31, 2000, $251,666 had been paid by the Administrator for current and prepaid administrative and related operating expenses. All administrative and related operating expenses incurred by the Trust are reflected in the Trust's financial statements net of amounts reimbursed.

8.   FORWARD PURCHASE CONTRACT

     On June 3, 1998, the Trust entered into a forward purchase contract with the Seller and paid the Seller $60,192,462 in connection therewith. Pursuant to such contract, the Seller is obligated to deliver to the Trust a specified number of shares of PEAK common stock on May 15, 2001 (the "Exchange Date") so as to permit the holders of the TrENDS to exchange each of their TrENDS on the Exchange Date for between .8696 and 1.00 share of common stock. See the Trust's original prospectus dated May 29, 1998 for the formula upon which such exchange will be determined.

     The forward purchase contract held by the Trust at December 31, 2000 is as follows:

                                    Exchange       Cost of        Contract       Unrealized
                                      Date         Contract         Value       Depreciation

     Peak International Limited
     Common Stock
      Forward Purchase Agreement    05/15/01    $ 60,192,462    $ 28,143,000    $ 32,049,462

     The Seller's obligations under the forward purchase contract are collateralized by PEAK common stock, which is being held in the custody of the Trust's custodian, The Bank of New York. At December 31, 2000, the custodian held 5,300,000 shares with an aggregate value of $28,156,250.

9.   CAPITAL SHARE TRANSACTIONS

     On May 21, 1998 one TrENDS was sold to the underwriters of the TrENDS for $100. As a result of a stock split affected immediately prior to the public offering of the TrENDS, this TrENDS was converted into 6 TrENDS. During the offering period, the Trust sold 5,299,994 TrENDS to the public and received net proceeds of $80,537,656 ($83,474,906 less sales commission of $2,504,250 and offering expenses of $433,000). As of December 31, 2000, there were 5,300,000 TrENDS issued and outstanding with an aggregate cost, net of sales commission and offering expenses, and return of capital, of $63,429,538.


                                   * * * * * *

PEAK TrENDS TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Trust's financial highlights are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from the Trust's beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investment assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item as disclosed in the financial statements to their equivalent per share amounts.

The total return based on market value measures the Trust's performance assuming investors purchased shares at market value as of the beginning of the period, reinvested dividends and other distributions at market value, and then sold their shares at the market value per share on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Trust. The total return for a period of less than one year is not annualized.

                                                                                                    June 3, 1998
                                                                   Year              Year           (Commencement
                                                                  Ended             Ended         of Operations) to
                                                               December 31,      December 31,        December 31,
                                                                   2000              1999                1998
                                                                   ----              ----                ----

Per share operating performance for a TrENDS
outstanding throughout the period:
Investment income                                              $      0.08       $      0.15         $      0.11
Expenses, net of reimbursement                                        0.00              0.00                0.00
                                                               -----------       -----------         -----------
Investment income - net                                               0.08              0.15                0.11
Adjustments to capital (sales commissions)                            0.00              0.00               (0.47)
Adjustments to capital (offering expenses)                            0.00              0.00               (0.08)
Distribution of income                                               (0.15)            (0.08)              (0.01)
Return of capital                                                    (1.27)            (1.34)              (0.63)
Unrealized gain (loss) on investments                                (1.28)              .27               (5.04)
                                                               -----------       -----------         -----------
Net decrease in net asset value                                      (2.62)            (1.00)              (6.12)

Beginning net asset value                                             8.63              9.63               15.75
                                                               -----------       -----------         -----------

Ending net asset value                                         $      6.01       $      8.63         $      9.63
                                                               ===========       ===========         ===========

Ending market value                                            $      4.75       $      8.63         $      9.63
                                                               ===========       ===========         ===========

Total investment return based on market value                       (34.31)%            6.49%             (35.12)%


                                                                     (Continued)

PEAK TrENDS TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                    June 3, 1998
                                                                   Year              Year           (Commencement
                                                                  Ended             Ended         of Operations) to
                                                               December 31,      December 31,        December 31,
                                                                   2000              1999                1998
                                                                   ----              ----                ----

Ratios/Supplemental data

Ratio of expenses to average net assets:
   Before reimbursement                                            0.23%             0.21%               0.13% (1)
   After reimbursement                                             0.00%             0.00%               0.00% (1)
Ratio of net investment income to average net assets:
   Before reimbursement                                            0.73%             1.49%               1.28% (1)
   After reimbursement                                             0.97%             1.70%               1.41% (1)

Net assets, end of period (in thousands)                       $ 31,864          $ 45,721            $ 51,041


(1) Annualized

















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